Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Wendell P. Weeks, Chairman, Chief Executive Officer and President of Corning Incorporated (the "Company") and R. Tony Tripeny, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report of the Company on Form 10-K for the annual period ended December 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2017

/s/ Wendell P. Weeks
Wendell P. Weeks
Chairman, Chief Executive Officer and President

/s/ R. Tony Tripeny
R. Tony Tripeny
Senior Vice President and Chief Financial Officer